Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Current:
Salaries and bonus	$ 68,353	$ 62,320
Pension	1,196	854
Withholding taxes on salary and statutory payables	7,308	4,947
Total	76,857	68,121
Non-current:
Pension and other obligations	12,999	11,248
Total	$ 12,999	$ 11,248